UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20548


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 8, 2006


                          RIDGEWOOD ENERGY K FUND, LLC
             (Exact name of registrant as specified on its charter)


       Delaware               000-51266              68-0580588
(State of Incorporation)      (Commission            (IRS Employer
                              File Number)           ID Number)


                   Registrant's address and telephone number:
                  1314 King Street, Wilmington, Delaware 19801
                                 (302) 888-7444


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01.        Changes in Registrant's Certifying Accountant

         On June 8, 2006, Ridgewood Energy Corporation, the Manager of Ridgewood Energy K Fund, LLC (the "Fund"), dismissed Perelson Weiner LLP ("Perelson Weiner") as the Fund's independent registered public accountants.

         The Fund filed its Registration Statement on Form 10 in April 2005 and thus the year ended December 31, 2005 was the Fund's first annual reporting period. Perelson Weiner's audit report on the financial statements of the Fund for the period March 1, 2004 (inception) through December 31, 2004 and for the year ended December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. Since inception of the Fund through June 8, 2006, there were no disagreements with Perelson Weiner on any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Perelson Weiner, would have caused Perelson Weiner to make reference to the subject matter of the disagreements in their report on the Fund's financial statements for such year or period.

         Since inception of the Fund through June 8, 2006, there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K other than as follows:

         The Fund is currently preparing an amendment to a registration statement on Form 10 in response to an SEC comment letter dated May 30, 2006. Perelson Weiner has informed the Fund that to comply with the requirements of generally accepted accounting principles and Regulation S-X, it believes the Fund must include disclosure related to a prior amendment to its cash flow statement presentation and that Perelson Weiner must revise its audit report for the year ended December 31, 2004 in the amendment to the registration statement. The prior amendment to the cash flow statement reclassifying certain expenditures related to oil and gas properties from operating to investing activities represented a change in presentation of the cash flow statement to conform to SFAS No. 95, however it had no effect on previously reported total cash and cash equivalents, the statement of operations, balance sheets, or member's equity for the period.

         The Fund has provided a copy of the above disclosures to Perelson Weiner and asked Perelson Weiner to provide it with a letter addressed to the Securities and Exchange Commission stating whether or not Perelson Weiner agrees with the statements made herein, and if not, stating the respects in which it does not agree. Attached as Exhibit 16.1 is a copy of Perelson Weiner's letter dated June 14, 2006.

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Item 9.01.  Financial Statements and Exhibits.

         (d)      Exhibits.

                  Exhibit No.        Title
                  -----------        -----

                  16.1 Letter from Perelson Weiner LLP to the Securities and Exchange Commission, dated June 14, 2006.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                          RIDGEWOOD ENERGY K FUND, LLC


Date: June 14, 2006       By: /s/ Kathleen P. McSherry
                              -------------------------------------------------
                              Kathleen P. McSherry
                              Senior Vice President and Chief Financial Officer



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